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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference into the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PolarisAmerica Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP

Woodland Hills, California
February 15, 2001